Exhibit 99.4


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Coca-Cola Company (the "Company") on Form 10-Q for the period ending June 30, 2002 (the "Report"), I, Gary P. Fayard, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)  to my knowledge, the Report fully complies with the requirements of
       Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                         /S/ GARY P. FAYARD
                                         ------------------
                                         Gary P. Fayard
                                         Senior Vice President and
                                         Chief Financial Officer
                                         August 12, 2002